                                                                    EXHIBIT 10.1


                                                         Schedule 2 to Indenture


                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
             (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

 Pursuant to Section 6 of Annex 1 to the Transition Property Sevicing Agreement
            (the "Agreement"), dated as of October 24, 2001, between
                    CenterPoint Energy Houston Electric, LLC
             (formerly Reliant Energy, Incorporated), as Servicer,
              and CenterPoint Energy Transition Bond Company, LLC
        (formerly Reliant Energy Transition Bond Company LLC), as Issuer,
                  the Servicer does hereby certify as follows:

        Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement.
      References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          Collection Periods: September 16, 2002 through March 14, 2003
                          Payment Date: March 17, 2003
                          Today's Date: March 14, 2003

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
   i.     Remittances for the September 16 through 30, 2002 Collection Period         3,771,970.69
   ii.    Remittances for the October 1 through 31, 2002 Collection Period            8,798,708.48
   iii.   Remittances for the November 1 through 30, 2002 Collection Period           6,119,305.37
   iv.    Remittances for the December 1 through 31, 2002 Collection Period           5,389,873.89
   v.     Remittances for the January 1 through 31, 2003 Collection Period            4,901,829.21
   vi.    Remittances for the February 1 through 28, 2003 Collection Period           4,693,430.72
   vii.   Remittances for the March 1 through 14, 2003 Collection Period              2,179,045.61
                                                                                                      [9/13/02
                                                                                                       through
   viii.  Net Earnings on Collection Account                                            124,901.60    2/28/03]
                                                                                    --------------
   ix.    General Subaccount Balance (sum of i through viii above)                   35,979,065.57
   x.     Reserve Subaccount Balance as of Prior Payment Date                                 0.00
   xi.    Overcollateralization Subaccount Balance as of Prior Payment Date                   0.00
   xii.   Capital Subaccount Balance as of Prior Payment Date                         2,307,265.86
                                                                                    --------------
   xiii.  Collection Account Balance (sum of viii through xii above)                 38,286,331.43
                                                                                    ==============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:
   i.     Class A-1 Principal Balance                                               101,894,302.00
   ii.    Class A-2 Principal Balance                                               118,000,000.00
   iii.   Class A-3 Principal Balance                                               130,000,000.00
   iv.    Class A-4 Principal Balance                                               385,897,000.00
                                                                                    --------------
   v.     Aggregate Principal Balance of all Series 2001-1 Transition Bonds         735,791,302.00
                                                                                    ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

                                                                                      Projected
                                                                                      Principal       Semiannual
          Series 2001-1 Principal                                                      Balance       Principal Due
          -----------------------                                                      -------       -------------

   i.     Class A-1                                                                  95,528,678.00   6,365,624.00
   ii.    Class A-2                                                                 118,000,000.00           0.00
   iii.   Class A-3                                                                 130,000,000.00           0.00
   iv.    Class A-4                                                                 385,897,000.00           0.00
                                                                                    --------------   ------------
   v.     For all Series 2001-1 Transition Bonds                                    729,425,678.00   6,365,624.00
                                                                                    ==============   ============

                                                                                      Transition        Days in
                                                                                         Bond           Interest
                                                                                    Interest Rate      Period (1)    Interest Due
                                                                                    -------------      ----------    ------------
   vi.    Required Class A-1 Interest                                                   3.840%            180         1,956,370.60
   vii.   Required Class A-2 Interest                                                   4.760%            180         2,808,400.00
   viii.  Required Class A-3 Interest                                                   5.160%            180         3,354,000.00
   ix.    Required Class A-4 Interest                                                   5.630%            180        10,863,000.55

   (1) On 30/360 Day basis.

                                                                                                         Funding
                                                                                    Required Level       Required
                                                                                    --------------       --------
   x.     Overcollateralization Subaccount                                              468,060.63       468,060.63
   xi.    Capital Subaccount                                                          3,744,485.00     1,437,219.14



4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT
   TO SECTION 8.02 (D) OF INDENTURE:
   i.     Trustee Fees and Expenses                                                       2,500.00
   ii.    Servicing Fee                                                                 187,224.25(1)
   iii.   Administration Fee and Independent Managers Fees                               53,500.00(2)
   iv.    Operating Expenses                                                             25,543.50(3)
   v.     Semiannual Interest (including any past-due Semiannual
          Interest for prior periods)


                                                                                                          Per $1,000
                                                                                                          of Original
          Series 2001-1                                                                Aggregate       Principal Amount
          -------------                                                                ---------       ----------------
          1. Class A-1 Interest Payment                                               1,956,370.60           17.01
          2. Class A-2 Interest Payment                                               2,808,400.00           23.80
          3. Class A-3 Interest Payment                                               3,354,000.00           25.80
          4. Class A-4 Interest Payment                                              10,863,000.55           28.15

   vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                          Per $1,000
                                                                                                          of Original
          Series 2001-1                                                                Aggregate       Principal Amount
          -------------                                                                ---------       ----------------
          1. Class A-1 Principal Payment                                                      0.00            0.00
          2. Class A-2 Principal Payment                                                      0.00            0.00
          3. Class A-3 Principal Payment                                                      0.00            0.00
          4. Class A-4 Principal Payment                                                      0.00            0.00


   vii.   Semiannual Principal


                                                                                                          Per $1,000
                                                                                                          of Original
          Series 2001-1                                                                Aggregate       Principal Amount
          -------------                                                                ---------       ----------------

          1. Class A-1 Principal Payment                                              6,365,624.00           55.35
          2. Class A-2 Principal Payment                                                      0.00            0.00
          3. Class A-3 Principal Payment                                                      0.00            0.00
          4. Class A-4 Principal Payment                                                      0.00            0.00

   viii.  Amounts Payable to Credit Enhancement Providers (if applicable)                      N/A
   ix.    Operating Expenses not Paid under Clause (iv) above                                 0.00
   x.     Funding of Capital Subaccount (to required level)                           1,437,219.14
   xi.    Funding of Overcollateralization Subaccount (to required level)               468,060.63
   xii.   Net Earnings in Capital Subaccount Released to Issuer                          14,557.53
   xiii.  Deposits to Reserve Subaccount                                              8,443,065.37
   xiv.   Released to Issuer upon Series Retirement: Collection Account                       0.00

          (1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
          (2) Administration fee: $50,000 x 180/180 = $50,000.00; independent managers fees: $3,500.00
          (3) Reimbursement to Servicer for fees/expenses paid to rating agencies ($15,000.00), outside legal counsel ($6,420.50)
              and printer ($4,123.00)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(E) OF INDENTURE):
   i.     Reserve Subaccount (available for 4.i. through 4.xii.)                              0.00
   ii.    Overcollateralization Subaccount (available for 4.i. through 4.ix.)                 0.00
   iii.   Capital Subaccount (available for 4.i. through 4.ix.)                               0.00
                                                                                              ----
   iv.    Total Withdrawals                                                                   0.00
                                                                                              ====

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):


          Series 2001-1
          -------------
   i.     Class A-1 Principal Balance                                                95,528,678.00
   ii.    Class A-2 Principal Balance                                               118,000,000.00
   iii.   Class A-3 Principal Balance                                               130,000,000.00
   iv.    Class A-4 Principal Balance                                               385,897,000.00
                                                                                    --------------
   v.     Aggregate Principal Balance for all Series 2001-1 Transition Bonds        729,425,678.00
                                                                                    ==============

   vi.    Reserve Subaccount Balance                                                  8,443,065.37
   vii.   Overcollateralization Subaccount Balance                                      468,060.63
   viii.  Capital Subaccount Balance                                                  3,744,485.00
                                                                                      ------------
   ix.    Aggregate Collection Account Balance                                       12,655,611.00
                                                                                     =============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):


   i.     Semiannual Interest

          Series 2001-1
          --------------
          1. Class A-1 Bond Interest Payment                                                  0.00
          2. Class A-2 Bond Interest Payment                                                  0.00
          3. Class A-3 Bond Interest Payment                                                  0.00
          4. Class A-4 Bond Interest Payment                                                  0.00

   ii.    Semiannual Principal

          Series 2001-1
          -------------
          1. Class A-1 Principal Payment                                                      0.00
          2. Class A-2 Principal Payment                                                      0.00
          3. Class A-3 Principal Payment                                                      0.00
          4. Class A-4 Principal Payment                                                      0.00



8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE
(AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

   i.     Overcollateralization Subaccount                                                    0.00
   ii.    Capital Subaccount                                                                  0.00



    IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of March, 2003.

    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (formerly RELIANT ENERGY, INCORPORATED), as Servicer

    by:      /s/ Marc Kilbride
             --------------------------------------------------------------
             Marc Kilbride
             Vice President and Treasurer